Exhibit 1
                                    AGREEMENT

         AGREEMENT dated as of September 2, 2003 (this "Agreement") by and between Patriot Gold Corp., a Nevada corporation (the "Company"), and Bruce Johnstone (the "Preferred Stockholder").

                                    RECITALS

         WHEREAS, the Preferred Stockholder is the legal and beneficial owner of all the issued and outstanding Series A 7% Redeemable Preferred Stock (the "Preferred"); and

         WHEREAS, the Preferred Stockholder was an officer and director of the Company until he resigned in July 2003; and

         WHEREAS, the Preferred Stockholder desires that the Company exchange all his 13,500,000 shares of Preferred for 13,500,000 shares of common stock of the Company, and the Company has agreed to effectuate such exchange upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and undertakings contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Preferred Stockholder hereby agree as follows:


                                    ARTICLE I
                                    EXCHANGE

         Section 1.1 Exchange. Upon the terms and subject to the conditions set forth in this Agreement, simultaneous with the execution and delivery of this Agreement, (i) the Preferred Stockholder shall deliver to the Company the stock certificate issued in the name of the Preferred Stockholder representing 13,500,000 shares of Preferred, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer and (ii) the Company shall deliver to the Preferred Stockholder stock certificates representing 13,500,000 shares of common stock of the Company (the "Common Stock"). It is the intention of the parties that such exchange is a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

         Section 1.2 Restricted Securities. The Common Stock being issued to the Preferred Stockholder hereunder are duly and validly issued, fully paid and non-assessable, and will be free of any liens, claims or encumbrances and restrictions on transfer other than the fact that such shares are "restricted securities" as such term is defined under the Securities Act. Accordingly, the Common Stock received by the Preferred Stockholder may only be sold or transferred pursuant to an effective registration statement or in accordance with an exemption from registration under the Securities Act.


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         Section 1.3 Legend. The certificates  evidencing the Common Stock shall contain a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such shares):

           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR THERE IS AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH DISPOSITION IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

                                   ARTICLE II
           REPRESENTATIONS AND WARRANTIES OF THE PREFERRED STOCKHOLDER

         The Preferred Stockholder hereby represents and warrants to the Company the following:

         Section 2.1 Ownership of the Preferred. The Preferred Stockholder is the sole record and beneficial owner of the Preferred Stock and has good and marketable title to such shares, free and clear of any title defect, objection, security interest, pledge, encumbrance, lien, charge, claim, option, preferential arrangement or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (collectively, "Liens"). Neither the Preferred Stockholder nor his affiliates has any interest, directly or indirectly, in any other equity in the Company or its affiliates, or has any other direct or indirect interest in any tangible or intangible property of the Company, or has any direct or indirect outstanding indebtedness to or from the Company, or related, directly or indirectly, to its assets. Upon consummation of the transactions contemplated by this Agreement, the Preferred Stockholder shall have no direct or indirect interest in the Company, other than as expressly provided for herein.

         Section 2.2 Authority. The Preferred Stockholder has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and all documents and instruments specified herein, to carry out his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Preferred Stockholder and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a legal, valid and binding obligation of the Preferred Stockholder, enforceable against him in accordance with its terms.

         Section 2.3 Approval of Transaction; No Conflict. The execution and delivery of this Agreement by the Preferred Stockholder does not, and the performance of this Agreement by the Preferred Stockholder will not, require any consent, approval, authorization or other action by, or filing with or notification to, any person, entity, governmental authority or regulatory authority, other than the filing by the Preferred Stockholder of a Form 4 and a
Schedule 13D with the Securities and Exchange Commission (the "SEC"). Furthermore, the execution, delivery and performance of this Agreement by the Preferred Stockholder does not and will not (x) conflict with or violate any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which the Preferred Stockholder is a party or by which any of his assets are bound or (y) result in the creation or imposition of any Lien on the Preferred.

         Section 2.4 Investment Intent. The Preferred Stockholder is an "accredited investor", as that term is defined in Regulation D under the Securities Act. The Preferred Stockholder acknowledges that he is able to evaluate and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of accepting the Common Stock in exchange for the Preferred, including without limitation, foregoing the dividend and liquidation preference rights of the Preferred. The Preferred Stockholder further acknowledges that the shares of Common Stock are restricted securities, and as such cannot be offered or sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or an exemption therefrom is available. The Preferred Stockholder is receiving the Common Stock for his own account and not with a present view towards the public sale or distribution, other than as set forth in this Agreement. The Preferred Stockholder understands that the Common Stock is being offered and sold to him in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Preferred Stockholder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Preferred Stockholder set forth herein in order to determine the availability of such exemptions and the eligibility of the Preferred Stockholder to acquire the Common Stock. The Preferred Stockholder and his advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common Stock which have been requested by the Purchaser or his advisors. The Preferred Stockholder and his advisors, if any, have been afforded the opportunity to ask questions of the Company.

         Section 2.5 Counsel. The Preferred Stockholder represents that he has had the opportunity to review and discuss this Agreement with counsel of his choosing, that he knows and understands the legal effect of this Agreement and the transactions contemplated hereby, that he requested the exchange of his Preferred to Common Stock and that he is voluntarily executing and delivering this Agreement to the Company.




                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Preferred Stockholder the following:

         Section 3.1 Authority. The Company is duly organized and validly existing under the laws of the State of Nevada and has been duly authorized by all necessary and appropriate action to enter this Agreement and consummate the transactions contemplated herein. The Company has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and all documents and instruments specified herein, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Preferred Stockholder, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         Section 3.2 Approval of Transaction; No Conflict. The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or other action by, or filing with or notification to, any person, entity, governmental authority or regulatory authority. Each person affiliated with the Company whose consent is required has duly authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and such authorization shall not have been amended, modified or withdrawn in any manner prior to the Closing Date. Furthermore, the execution, delivery and performance of this Agreement by the Company does not and will not conflict with or violate any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which the Company is a party.

                                   ARTICLE IV
                  TRANSFER OF COMMON STOCK; REGISTRATION RIGHTS

         Section 4.1 Transfers to Current Directors. The Preferred Stockholder acknowledges that the Company has requested that he transfer 3,000,000 shares of his Common Stock to each of Ronald Blomkamp, Robert Sibthorpe and Robert Coale, the three current directors of the Company, and has agreed to consider such transfer. If the Preferred Stockholder decides, which decision shall be made by him in his sole and absolute discretion, to make such transfers or any portion thereof, said private transfers shall be effected through a separate agreement between the Preferred Stockholder, as transferor, and each of the three individuals, as transferee. The Preferred Stockholder agrees to coordinate such transfers with the Corporation, and further agrees that such decision by him shall be made no later than the end of the next fiscal quarter of the Corporation.

         Section 4.2 Registration. In consideration of the exchange by the Preferred Stockholder of the Preferred Stock for the Common Stock, the contemplated transfer by the Preferred Stockholder of an aggregate of 9,000,000 shares of Common Stock as provided above and other good and valuable consideration, the Company hereby agrees that (a) it shall prepare, and, on or prior to December 31, 2003, use its best efforts to file with the SEC a Registration Statement on Form SB-2 covering the resale by the Preferred Stockholder of all his shares of Common Stock and (b) if, at any time prior to the filing of the registration statement contemplated by (a) above, the Company shall determine to file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to the Preferred Stockholder written notice of such determination and, if within ten (10) days after the effective date of such notice, the Preferred Stockholder shall so request in writing, the Company shall include in such registration statement all or any part of the Common Stock the Preferred

Stockholder requests to be registered. Notwithstanding the foregoing, if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Common Stock with respect to which such holder has requested inclusion hereunder as the underwriter shall permit. The rights granted herein to the Preferred Stockholder are not assignable by him without the prior written consent of the Company. The Company agrees that the rights granted herein shall not be rescinded and shall remain in full force and effect in accordance with the terms hereof notwithstanding the Preferred Stockholder deciding not to transfer 9,000,000 shares of Common Stock to the three current directors of the Company.

                                    ARTICLE V
                                 INDEMNIFICATION

         Section 5.1 Indemnification by the Preferred Stockholder. The Company and its successors and assigns (collectively, the "Company Parties") shall be indemnified and held harmless by the Preferred Stockholder from and against any and all damages, losses, liabilities, taxes (including any deficiencies and penalties and interest thereon), and costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) (collectively, "Damages") resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Preferred Stockholder contained in this Agreement and as a result of the transaction contemplated herein.

         Section 5.2 Indemnification by the Company. The Preferred Stockholder and his affiliates, consultants, representatives and their respective successors and assigns shall be indemnified and held harmless by the Company from and against any and all Damages resulting from any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement on the part of the Company contained in this Agreement and as a result of the transaction contemplated herein.

         Section 5.3 Notice. Each party hereto agrees to give to the other prompt notice of any claim or action by a third party or occurrence of any event which may give rise to a claim or action for indemnification hereunder. The failure to provide such notice shall not release the indemnifying party from its obligations under this Article V, except to the extent that the indemnifying party is materially prejudiced by such failure.

                                   ARTICLE VI
                               GENERAL PROVISIONS

         Section 6.1 Entire Agreement. This Agreement contains, and is intended as, a complete statement of all of the terms of the arrangements and understandings between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters.

         Section 6.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly in such State, without regard to conflict of law rules applied in such State. EACH OF THE UNDERSIGNED HEREBY WAIVES FOR ITSELF AND ITS PERMITTED SUCCESSORS AND ASSIGNS THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED IN CONNECTION WITH THIS AGREEMENT.

         Section 6.3 Notices. Any notice required or given with respect to this Agreement shall be valid and effective when delivered (i) by registered or U.S. post office stamped certified mail, (ii) by a nationally recognized overnight air courier, or (iii) by hand, in all cases to:

                           If to the Company, to:

                           Patriot Gold Corp.
                           Suite 510
                           1775 Bellevue Avenue
                           West Vancouver, B.C., Canada V7V 1A9
                           Attention: President

                           with a copy to:

                           Ehrenreich Eilenberg & Krause, LLP
                           11 East 44th Street
                           New York, New York  10017
                           Attention: David Lubin, Esq.

                           If to the Preferred Stockholder, to:

                           Bruce Johnstone
                           102 Donaghy Avenue
                           North Vancouver, B.C., Canada  V7P 2L5

Any party hereto may change such address by notice given at least five (5) days in advance to the other party in accordance with this Section.

         Section 6.4 Binding Agreement. This Agreement, including without limitation, all the representations and warranties contained herein, shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         Section 6.5 Amendment. This Agreement may be amended or modified only by a written instrument executed by all of the parties hereto.

         Section 6.6 No Waiver. The failure of a party at any time or times to require performance of any provisions hereof shall in no manner be deemed to affect the party's right at a later time to enforce the same. No waiver by any party of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or of the breach of any other term or provision of this Agreement.

         Section 6.7 References. The headings in this Agreement are solely for the convenience of the parties, and are not intended to and do not limit, construe or modify any of the term and conditions hereof.

         Section 6.8 Unenforceability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and only to the extent such provision shall be held to be invalid or unenforceable and shall not in any way affect the validity or enforceability of the other provisions hereof, all of which provisions are hereby declared severable, and this Agreement shall be carried out as if such invalid or unenforceable provision or portion thereof was not embodied herein.

         Section 6.9 Counterparts. This Agreement may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         Section 6.10 Further Assurances. The parties hereto will execute and deliver such further instruments and documents and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first written above.


PATRIOT GOLD CORP.


By: /s/ Ron Blomkamp
   ---------------------------------------
Name:   Ron Blomkamp
Title:      President & CEO



/s/ Bruce Johnstone
   ---------------------------------------
Bruce Johnstone
Address: 102 Donaghy Avenue
North Vancouver, B.C. Canada  V7P 2L5